                          MUTUAL COOPERATION AGREEMENT

     THIS MUTUAL COOPERATION AGREEMENT (the "Agreement") is made as of the 14th day of January, 1997 (the "Effective Date"), by and among MVSI, Inc., a Delaware corporation ("MVSI"); e-Net, Inc., a Delaware corporation ("e-Net"); and all of the stockholders of e-Net (each of the stockholders being hereinafter individually referred to as a "Stockholder" and collectively, jointly and severally as the "Stockholders").


                                    Recitals
                                    --------

     A. MVSI, e-Net, and the Stockholders executed that certain Acquisition Agreement and Plan of Reorganization, dated as of October 16, 1996 (the "Acquisition Agreement").

     B. Due to circumstances that have arisen since the execution of the Acquisition Agreement, each party hereto desires to (i) release the other parties from any and all obligations under the Acquisition Agreement, (ii) terminate the Acquisition Agreement in its entirety, and (iii) enter into this Agreement, which sets forth the terms and conditions under which the parties shall restructure their relationship and conduct business in the future.


     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MVSI, e-Net, and the Stockholders hereby agree as follows:

     1. Incorporation of Recitals. The Recitals set forth in this Agreement are hereby incorporated into, and made a part of, the Agreement among the parties hereto.

     2. Termination of Acquisition Agreement. Each of the parties to this Agreement hereby agrees to terminate the Acquisition Agreement, without any further liability to any party, effective as of the Effective Date.

     3. License for Certain e-Net Products. Subject to the attached "Software License Agreement", e-Net hereby grants to MVSI and its subsidiaries and other affiliates a non-transferable, fully-paid, perpetual right and license to use the software component of the Technology, data and apparatus commonly known as "Telecom 2000" and the "Intelli-" series of products, together with any improvements or enhancements. MVSI is prohibited from sublicensing the rights granted in this Section 3, other than to its direct or indirect affiliates. e-Net hereby represents and warrants that it has full and complete power and authority to issue the license granted pursuant to this Section 3.

     4. Strategic Customer Discount. MVSI will extend to e-Net and its direct and indirect affiliates, and e-Net will extend to MVSI and its direct and indirect affiliates, the most favorable pricing, terms and conditions that are granted to any customer for the purchase, license, and support services with regard to any product or service offered by it or its subsidiaries. The sole exception to the foregoing shall be that the pricing, terms and conditions offered by MVSI or e-Net to the United States Federal Government may be more favorable than that required to be offered hereunder for purchases or licenses for end-use, resale or sublicense, but may not be sold or assigned to any party other than the United States Federal Government without the express written consent of the parties to this Agreement, which consent shall not be unreasonably withheld. The pricing terms and conditions covered hereunder include, without limitation, all forms of discount offered either to the public generally, to qualified resellers (i.e., dealers, distributors, OEMs, VARs, etc.), or to other strategic customers, through any channel whatsoever without limitation, and further includes discounts in the form or rebates, financing terms, promotions, cooperative marketing fees and the like without limitation.

     5. Provisions of Additional Funding. Upon the execution of this Agreement by all of the parties hereto, MVSI agrees to loan to e-Net an additional TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00), to be included in the aggregate amount of MVSI's outstanding loans to e-Net, and repaid pursuant to the terms and conditions of the Convertible Debenture (described in Section 6 below).

     6. Conversion of Promissory Note. The parties hereto agree that the currently existing Promissory Note, dated September 6, 1996, and executed by e-Net in favor of MVSI, shall be canceled as of the date hereof and shall be replaced and superseded by a Convertible Debenture in the principal amount of $1,275,080.76 (the "Convertible Debenture"), in the form of the instrument attached hereto as Exhibit A.

     7. No Admission of Liability. The parties hereto individually and collectively acknowledge and agree that this Agreement is for the purposes set forth in Recital B and does not constitute an admission of error or liability by any party.

     8. Mutual Releases. Each party to this Agreement and its predecessors, successors, affiliates, heirs and assigns (hereinafter collectively referred to as the "Releasing Parties") hereby now and forever waives, releases and forever discharges the other parties hereto, together with their respective affiliates, directors, officers, employees, shareholders, agents, attorneys, successors and assigns (hereinafter collectively referred to as the "Release Parties"), of and from all manner of demands, claims, actions, debts, causes of action, suits, fees, losses and liabilities, of any nature whatsoever, whether known or unknown, suspected or unsuspected, accrued or yet to accrue, which the Releasing Parties or any of them ever had, now has or can, shall, or may in the future have against the Released Parties based upon, arising out of, relating to, or in connection with any transactions, agreements, or other matters arising out of or connected with the Acquisition Agreement. It is the intention of the Releasing Parties fully, finally and forever to release each and all of the Released Parties from the claims released hereby. In furtherance of such intention, this release shall remain in effect notwithstanding the discovery by any person or entity subsequent to the Effective Date of any presently or previously existing fact or circumstance.

     9. Miscellaneous Provisions.

        (a) Choice of Law. This Agreement shall be deemed to be made and entered into under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the laws of the said jurisdiction.

        (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each party's respective successors and assigns. Notwithstanding the foregoing, neither party may assign its obligations hereunder without the prior written consent of the other parties hereto.

        (c) Entire Agreement. This Agreement and the other documents referred to herein or delivered pursuant hereto contain and constitute the entire agreement of the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

        (d) Amendment; Waiver. Any provision of this Agreement may only be amended or waived if such amendment or waiver is in writing; and, if an amendment, executed by all parties hereto, and, if a waiver, executed by the party that is waiving the term, condition or right.

        (e) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts together shall constitute one Agreement.

        (g) Best Efforts and Further Assurances. Each of the parties to this Agreement shall use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the terms and conditions under this Agreement. Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

        (h) Public Announcements. The parties hereto shall cooperate with each other in releasing information concerning this Agreement and the transactions contemplated herein. Where practicable each of the parties shall furnish to the others drafts of all releases prior to publication and each party agrees to refrain from issuing any statement or communication to the public with respect to the transactions contemplated hereby without the prior written consent of the other parties, which consent shall not be unreasonably withheld. Each party further agrees that it will refrain from issuing any statements or comments regarding any other party hereto that would be perceived as negative or disparaging. Nothing contained herein shall prevent any party at any time from furnishing any information to any governmental agency or from issuing any release where it reasonably believes it is legally required to do so.

                    /AGREEMENT CONTINUED ON FOLLOWING PAGE/

     IN WITNESS WHEREOF, each of the udersigned parties has executed this Agreement as of the Effective Date first above written.

ATTEST:                                 MVSI, INC.


By: /s/ PAUL W. RICHTER                 By: /s/ EDWARD RATKOVICH
    --------------------                    ---------------------
Name:   Paul W. Richter                     Edward Ratkovich
Title:  Assistant Secretary                 Chairman of the Board


ATTEST:                                 e-NET, INC.


By: /s/ DAVID W. WELLS                  By: /s/ ROBERT A. VESCHI
    --------------------                    ------------------------
Name:   David W. Wells                      Robert A. Veschi
Title:  Director, Contracts                 President


                                        STOCKHOLDERS:


WITNESS:



By:
   -----------------------              ------------------------
                                         Alonzo E. Short, Jr.


WITNESS:


By:
   -----------------------              ------------------------
                                        Robert A. Veschi


WITNESS:


By:
   -----------------------              ------------------------
                                        George Porta

                             CONVERTIBLE DEBENTURE

$1,275,080.76                                                January 10, 1997
                                                     Fairfax County, Virginia

     FOR VALUE RECEIVED, e-NET, Inc., a Delaware corporation (the "Corporation"), promises to pay to MVSI, Inc., a Delaware corporation, or its successor or assign (the "Holder"), at 8133 Leesburg Pike, Suite 750, Vienna, Virginia 22182, or at such other place as Holder may later designate in writing, the principal sum of ONE MILLION TWO HUNDRED SEVENTY FIVE THOUSAND EIGHTY AND 76/100 DOLLARS ($1,275,080.76) (the "Principal Amount"), plus interest from the date hereof on such outstanding principal of the Principal Amount as is from time to time outstanding, in accordance with the terms set forth herein. The Corporation is executing this Convertible Debenture (the "Debenture") in substitution of that certain Promissory Note, dated September 6, 1996 (the "Promissory Note"), executed by the Corporation in favor of Holder. The rights, terms and conditions of the Promissory Note are hereby terminated as of the date of the execution of this Debenture.

     Section 1. Rate of Interest; Maturity Date. The Principal Amount due under this Debenture shall bear interest at the rate of nine percent (9%) per annum. Interest shall be calculated on a daily basis upon the unpaid principal balance on the actual number of days elapsed over a base year of 360 days. The Principal Amount and all interest accrued thereon shall be due and payable in full on the earlier to occur of (i) September 6, 1998, or (ii) the date on which the Corporation receives proceeds of an initial public offering of its Common Stock, or (iii) the date on which the Corporation obtains alternate financing or funding of any kind in the aggregate amount in excess of Three Million and 00/100 Dollars ($3,000,000.00) (the "Maturity Date"). Notwithstanding the foregoing, if the Holder notifies the Corporation that it does not elect to be paid on the Maturity Date, this Debenture shall continue to bear interest, as provided above, and become a demand obligation which shall be due and payable at any time thereafter upon sixty (60) days prior written notice from the Holder to the Corporation.

     Section 2. Conversion. Holder is entitled, at any time prior to September 6, 2002, to convert all or any portion of the aggregate amount owing under this Debenture into Common Stock of the Corporation (at a conversion rate equal to the offering price per share of its initial public offering of such Common Stock or other securities offering which raises in excess of Three Million Dollars ($3,000,000.00)) upon surrender of this Debenture at the principal office of the Corporation, accompanied by written notice in the form of Exhibit 1 attached hereto. Such notice shall also state the name or names (with address or addresses) in which the certificates for such Common Stock shall be issued to Holder or its affiliates. No fractional shares will be issued upon any such conversion, but the Corporation shall make adjustment therefor in cash.

        (a) Reorganization, Consolidations and Mergers. In the event of (i) any reorganization of the Corporation, or any other corporation or entity, the stock or securities of which are at the time deliverable on the conversion of all or a portion of this Debenture, or (ii) the merger of the Corporation or such other corporation or entity with another corporation or entity, or (iii) the consolidation of the Corporation or such other corporation or entity into another corporation or entity, or (iv) the conveyance of all or substantially all of the Corporation's assets to another corporation or entity, Holder, upon the conversion of all or any portion of the Debenture, shall be entitled to receive, in lieu of the Common Stock called for hereby, the stock or other securities or property to which Holder would have been entitled upon the consummation of such reorganization, merger, consolidation, or conveyance, as if Holder had converted this Debenture immediately prior thereto; and in such case, the provisions of this Debenture shall be applicable to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Debenture.

        (b) Dividends in Stock or Property, Reclassifications. If at any time or from time to time the holders of the Common Stock of the Corporation (or any other shares of stock or other securities at that time receivable upon conversion of this Debenture) shall have received other additional or less stock or other securities or property, other than cash, without consideration therefor (whether through a dividend in stock of any class of stock of the Corporation or any other corporation or entity, or a dividend in any securities or property other than cash, or through a stock split, spin-off, split-off, reclassification, combination of shares, or otherwise), then and in each such case Holder, upon the conversion of all or any portion of the Debenture, shall be entitled to receive, in lieu of or in addition to the Common Stock called for hereby, the stock or other securities or property which Holder would hold on the date of such conversion, as if from the date hereof up to and including such date, holder had been the holder of record of the number of shares of the Common Stock issuable upon conversion hereof and had retained such Common Stock and all such other additional or less stock and other securities and property receivable in respect of such Common Stock.

        (c) Holder's Registration Rights. At any time after Holder has converted all or any portion of this Debenture into shares of Common Stock of the Corporation (the "Holder Shares"), Holder has the right to cause the Corporation to register the Holder Shares for sale in a public offering under the Securities Act of 1933, as amended (the "Securities Act"). Promptly following its receipt of a written notice of Holder's intent to exercise its registration right hereunder, the Corporation shall use its best efforts (as further described in Section 2(e) hereof) to register the Holder Shares for public sale under the Securities Act, except and to the extent that, the Holder is provided with a written opinion of the managing underwriter of the offering (if the securities will be sold through an underwritten public offering), stating that the inclusion of the Holder Shares among the securities to be registered in the offering would adversely affect the marketing of the securities to be sold. Except as otherwise set forth herein, the Corporation will not effect any other registration of its Common Stock, whether from its own account or that of other holders, from the date of receipt of a notice from Holder pursuant hereto until the completion of the period of distribution of the registration contemplated thereby. If the Holder Shares will be sold in an underwritten public offering, the Corporation may designate the managing underwriter of such offering, subject to Holder approval, which shall not be unreasonably withheld.

         (d)  Additional Rights of Holder With Respect to Offerings.  If
Holder for any reason is unable to exercise the registration rights provided in Section 2(c), Holder shall have the right, at any time and without the consent of any other party, to include the Holder Shares in any offering of the Corporation's Common Stock or other securities for sale under the Securities Act, whether such offering is public or private. The Corporation shall be required to provide Holder notice of its intent to register any of its Common Stock or other securities, whether for its own account or for the account of other security holders or both, for sale under the Securities Act at least thirty (30) days prior to the date on which the Corporation files an initial notice, preliminary registration statement, or other document or instrument with the United States Securities and Exchange Commission (the "Commission") with respect to such offering. At any time after Holder receives such notice from the Corporation, but before the Corporation makes its initial filing with respect to the offering with the Commission, Holder may give the Corporation notice of its intent to (i) convert all or any portion of the amount of this Debenture into Common Stock of the Corporation at the conversion rate set forth in this Section 2, and/or (ii) exercise its right to include all or any portion of the Holder Shares in such offering. If Holder decides to include the Holder Shares in such an offering, the Corporation shall be obligated to include the Holder Shares in the registration statement covering the offering, and any amendments thereto, and shall use its best efforts (as further described in Section 2(e) hereof) to effect the registration of the securities being offered.

         (e) Registration Procedures and Expenses. If and whenever the Corporation is required by the provisions of Section 2(c) or 2(d) hereof to use its best efforts to effect the registration of the Holder Shares under the Securities Act, the Corporation will, as expeditiously as possible:

               (i) take such actions and make such filings which are necessary to proceed with the offering of the Corporation's securities under Form SB-2, filed with the Commission on April 19, 1996 (SEC File #333-3862), or prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter of the offering with respect to such securities) and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Holder Shares covered by such registration statement;

               (iii) furnish to Holder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the securities, including the Holder Shares, covered by such registration statement;

               (iv) use its best efforts to register or qualify the Holder Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as Holder or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

               (v) immediately notify Holder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that causes the prospectus contained in such registration statement, as then in effect, to include an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vi) use its best efforts (if the offering is underwritten) to furnish, at Holder's request, on the date that Holder Shares are delivered to the underwriters for sale pursuant to such registration: (a) an opinion dated on such date of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to Holder, stating that such registration statement has become effective under the Securities Act and stating (1) that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) that the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein), and (3) such other effects as may reasonably be requested by counsel for the underwriters or by Holder or its counsel; and (b) a letter dated on such date from the independent public accountants retained by the Corporation, addressed to the underwriters and to Holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Corporation included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or Holder may reasonably request; and

               (vii) make available for inspection by Holder and any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by Holder and any underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes of this Section 2, the period of distribution of Holder Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Holder Shares in any other registration shall be deemed to extend until the earlier of the sale of all Holder Shares covered thereby or nine (9) months after the effective date thereof. In connection with each registration hereunder, Holder will furnish to the Corporation in writing such information with respect to itself and the proposed distribution by it as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 2 hereof covering an underwritten public offering, the Corporation agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Corporation's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Corporation which is inconsistent with the provisions hereof and, further, provided, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Corporation and such managing underwriter.

          (f) Expenses. All expenses incurred by the Corporation in complying with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and expenses of counsel for Holder shall be paid by the Corporation in connection with each registration statement filed pursuant to Section 2 hereof.

     Section 3. Redemption Option. The Corporation may redeem up to fifty percent (50%) of the Principal Amount plus accrued interest thereon, if available, at any time prior to or after the Maturity Date at a redemption rate equal to two hundred percent (200%) of the portion of the Principal Amount, plus accrued interest thereon, to be redeemed by the Corporation up to and on the respective redemption date. The Corporation's redemption option, however, shall not exceed SIX HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED
FORTY AND 38/100 DOLLARS ($637,540.38), plus accrued interest thereon. Notice of the Corporation's intent to redeem a portion of the Debenture must be mailed to Holder at least thirty (30) days before the redemption date at Holder's registered or principal address, stating the amount of the Debenture to be redeemed. On and after the redemption date, interest shall cease to accrue on the portion of the Debenture that has been redeemed.

     Section 4. Issuance of New Debentures. In the event of a conversion or redemption of a portion of this Debenture, a new Debenture or Debentures for the unconverted or unredeemed portion hereof shall be issued in the name of Holder upon the cancellation of this Debenture. Any new Debentures made by the Corporation pursuant to this Section 4 shall contain the same terms and conditions set forth in this Debenture, unless otherwise agreed by mutual consent of the Corporation and Holder.

   Section 5. Late Charge. In the event that any payment or part thereof due under this Debenture shall become overdue, the Corporation shall pay to Holder a late charge of five percent (5%) of the amount of such payment.

   Section 6. Events of Default. The following shall constitute Events of Default hereunder:

      (a) If the Corporation fails to pay any installment of principal or interest due on this Debenture when due and payable hereunder;

      (b) If the Corporation shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether federal or state) relating to relief of debtors, or
(v) suffer or permit to continue unstayed and in effect for fifteen (15) consecutive days any judgment, decree or order entered by a court of competent jurisdiction which approves an involuntary petition seeking reorganization of the Corporation or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets, or (vi) suffer or permit to continue in force for fifteen (15) consecutive days any lien, security interest, charge or other encumbrance against any of its assets (except for liens, security interests, charges and other encumbrances in favor of Holder).

   Section 7. Remedies. (a) Upon the occurrence of an Event of Default, Holder may, in Holder's sole and absolute discretion and without notice or demand to the Corporation, declare the entire amount of principal and interest remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by the Corporation.

      (b) If an Event of Default shall occur, the Corporation shall pay to Holder, on demand by Holder, all reasonable costs and expenses incurred by Holder in connection with the collection and enforcement of this Debenture, including reasonable attorneys' fees.

   Section 8. Covenants of the Corporation. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the conversion of this Debenture will, upon issuance, be fully paid and nonassessable and free from all taxes and assessments with respect to the issuance thereof and all liens and charges against such shares. The Corporation further covenants and agrees that, during the period within which the conversion rights represented by this Debenture may be exercised, the Corporation will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of this Debenture.

     Section 9. Corporate Obligations. No provision of this Debenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, place, and rate, and in the coin or currency, herein prescribed or to convert this Debenture as herein provided.

     Section 10. Waiver of Jury Trial. THE CORPORATION HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THIS DEBENTURE. THE FOREGOING WAIVER OF A TRIAL BY JURY IS A MATERIAL INDUCEMENT FOR HOLDER TO MAKE THE LOAN EVIDENCED BY THIS DEBENTURE.

     Section 11. Indemnification. In the event that the Corporation attempts to register any of the Holder Shares under the Securities Act pursuant to the terms of this Debenture, the Corporation agrees to indemnify and hold harmless Holder, each underwriter of Holder Shares thereunder and each other person, if any, who controls Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Holder or underwriter or a controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary registration statement, registration statement or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or any other document or instrument filed with the Commission in connection with the terms of this Debenture, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of Holder and such underwriter and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

     Section 12. Miscellaneous. (a) This Debenture shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and for all purposes shall be construed and enforced in accordance with the laws of the said jurisdiction.

             (b) This Debenture shall be binding upon the Corporation and the Corporation's successors and assigns and shall inure to the benefit of Holder and Holder's successors and assigns; and each reference herein to the Corporation or to Holder shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns. Notwithstanding the foregoing, the Corporation shall not have any right to assign its obligations hereunder without Holder's prior written consent.

     (c) Any failure by Holder to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     (d) None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by the Corporation and Holder.

     (e) Regardless of any provision contained herein, or in any document executed in connection herewith, Holder shall never be entitled to receive, collect or apply, as interest hereon, any amount in excess of the maximum non-usurious rate of interest permitted under applicable federal or Virginia law (whichever shall permit the higher lawful rate) from time to time in effect; and in the event Holder ever receives, collects or applies, as interest, any such excess, such amount shall be deemed a partial payment of principal, and, if the principal hereof is paid in full, any remaining excess shall forthwith be refunded to the Corporation.

     (f) Any legal action or proceeding with respect to this Debenture or any document related hereto shall be brought in the U.S. District Court for the Eastern District of Virginia sitting in Alexandria, Virginia, or a Commonwealth of Virginia Circuit Court sitting in Fairfax County or the City of Alexandria, and by execution and delivery of this Debenture, Holder hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Holder hereby knowingly, voluntarily, irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it now or hereafter may have to the bringing of an action or proceeding in such respective jurisdictions.

     IN WITNESS WHEREOF, the Corporation has caused this Debenture to be executed by its duly authorized officers as of the day and year first above written.

ATTEST:                              e-NET, INC.


By: /s/ David W. Wells           By:     /s/ Robert A. Ueschi
_____________________________        _____________________________
Name: David W. Wells                 Name: Robert A. Ueschi
Title: Director, Contracts           Title: President & CEO

(Corporate Seal)

                               SOFTWARE LICENSE AGREEMENT

Between e-Net, Inc. ("e-Net"), a Delaware corporation with principal offices at 12800 Middlebrook Rd., Germantown, MD 20874, and MVSI, Inc. ("Licensee"), a Delaware corporation with a principal place of business at 8133 Leesburg Pike, Vienna, Va,

WHEREAS, e-Net is the owner of a product called T-2000 SOFTWARE, and

WHEREAS, Licensee wishes to acquire T-2000 SOFTWARE for its end use and the end use of its affiliates,

NOW, THEREFORE, in order to establish the terms and conditions under which this license is issued in exchange of the mutual covenants and premises hereinbelow, the parties agree as follows:

1.0    LICENSE

1.1 License Rights. Subject to the terms and conditions set forth herein, e-Net hereby grants to Licensee, and Licensee accepts, a non-transferable and non-exclusive license to use T-2000 SOFTWARE for the following purpose:

1.1.2 Internal Use. Licensee shall have the right to use T-2000 SOFTWARE for its internal operations, subject to the limitation that T-2000 SOFTWARE shall be retained in the locations listed in Attachment A.

1.2 Restrictions on Use. All use by Licensee of T-2000 SOFTWARE is restricted as follows:

(a) The use of the T-2000 SOFTWARE is limited to unmodified end-use in the locations listed in Attachment A.

(b) Licensee is strictly prohibited from reverse engineering, reverse compilation, or reverse assembly of T-2000 SOFTWARE;

(d) Licensee is strictly prohibited from making a copy or copies of T-2000 SOFTWARE; and

(e) Licensee is strictly prohibited from sublicensing or otherwise transferring T-2000 SOFTWARE.

1.3 Use of Names. Licensee shall not use the trademarks or trade names of e-Net.

1.4    Term.  This License shall be perpetual.

1.5 License and Support Fees. The license granted herein is fully paid. Initial installation shall be supported by e-Net at no additional costs. Any other service provided by e-Net, shall be at an additional fee in accordance with e-Net's then current standard rates.

2.0    OWNERSHIP AND PROPRIETARY RIGHTS

2.1 Ownership. All rights, title and interest to T-2000 SOFTWARE shall at all times remain the exclusive property of e-Net. All applicable copyrights, trade secrets, patents and other intellectual property rights in T-2000 SOFTWARE shall remain the exclusive property of e-Net. No title to T-2000 SOFTWARE is transferred to Licensee. Licensee shall not remove the copyright, trademark and proprietary rights notices of e-Net, and shall prohibit any such removal by its officers, agents, employees, and contractors.

2.2 Proprietary Rights. Licensee acknowledges that T-2000 SOFTWARE is proprietary and confidential and constitutes valuable trade secrets of e-Net. Licensee agrees to safeguard T-2000 SOFTWARE with not less than the same degree of care as is exercised in connection with Licensee's own most proprietary and confidential materials.

All aspects of T-2000 SOFTWARE, including without limitation, programs, methods of processing, specific design and structure of individual programs and their interaction and unique programming techniques employed therein, if any, shall remain the sole and exclusive property of e-Net, and shall not be used, sold, revealed, disclosed or otherwise communicated, directly or indirectly, by Licensee to any person, company, or institution other than as set forth herein.

3.0    INDEMNIFICATION

3.1 Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY OTHER THIRD PARTY BASED ON CONTRACT, TORT OR OTHERWISE FOR LOSS OF REVENUES, LOST PROFITS, LOST SAVINGS, OR INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT, EXCEPT THAT LICENSEE MAY BE FOUND SO LIABLE TO E-NET FOR ANY DAMAGES ARISING OUT OF OR RELATING TO LICENSEE'S INTENTIONAL OR GROSSLY NEGLIGENT VIOLATION OF CLAUSES 1.1 or 1.2.

3.2 Indemnification by e-Net. e-Net shall indemnify, defend and hold Licensee harmless from any claims, damages or judgments, including all reasonable attorney's fees, directly or indirectly resulting from any claimed infringement or violation of any US copyright, US patent or other US intellectual property right with respect to T-2000 SOFTWARE. e-Net shall have no liability for any such claims or liabilities based on use of; (i) any version, modification or adaptation of T-2000 SOFTWARE, if such infringement would have been avoided by the use of a then current unaltered release of T-2000 SOFTWARE; or (ii) a combination of T-2000 SOFTWARE with any product or data not included in T-2000 SOFTWARE when delivered to Licensee by E-NET.

4.0    TERMINATION

4.1 Events Causing Termination. This Agreement may be terminated by e-Net if it determines that Licensee has material breached this Agreement. Either party may terminate this Agreement if the other party becomes insolvent or bankrupt or makes an assignment for the benefit of creditors.

4.2 Duties Upon Termination. Upon the termination or expiration of this Agreement for any cause, Licensee shall immediately cease using and begin to return all T-2000 SOFTWARE licensed hereunder.

5.0    COMPLIANCE WITH LOCAL LAWS

5.1 Compliance With Local Laws. Licensee shall be exclusively responsible at its own expense for compliance with all local laws relating to T-2000 SOFTWARE and the use thereof hereunder by Licensee.

6.0    GENERAL

6.1 Force Majeure. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly by reason of fire, flood, earthquake, explosion or other casualty, strikes or labor disputes, inability to obtain supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any Government agency or any other act or condition whatsoever beyond the reasonable control of the affected party.

6.2 Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, Fairfax County, Virginia being the venue for all disputes, except for Federal jurisdiction disputes, the venue for which shall be the Eastern District of Virginia.

6.3 Dispute Resolution. If either party wishes to commence litigation, then either before or promptly after doing so, that party shall notify the other party in writing by Federal Express or facsimile transmission of a request for meeting. The request shall contain a description of the problem. Within fourteen (14) days of receipt of the letter requesting the meeting, the parties shall meet at a mutually convenient location in Fairfax

County, Virginia. The meeting shall be attended by an executive of each e-Net having the authority to resolve the problem. Each party may bring technical staff or other representatives having information bearing on the problem; however, neither party may bring an attorney or be represented in the meeting by an executive who is an attorney unless agreed in advance in writing by the other party.

6.4 Notice. Any notice required to be given by either party to the other shall be deemed given ten (10) days after being deposited in the postal system in registered or certified form with return receipt requested, postage paid, addressed to the notified party at the address set forth above. Either party may change the address to which notice is sent by written notice to either party.

6.5 Assignment. A party may not assign this agreement or any portion thereof without the approval of the other party, which shall not be unreasonably withheld.

6.6 Amendment; Waiver. Any provision of this Agreement may only be amended or waived if such Amendment or waiver is in writing; and, if an amendment, executed by all parties hereto and, if a waiver, executed by the party which is waiving the term, condition or right.

6.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine, or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

6.9 Headings. The headings of the various sections of this Agreement have been inserted for ease of reference only and shall be deemed not to be part of this Agreement.

MADE AND ENTERED INTO this _____________ day of ____________, 199_, by the undersigned authorized representatives of the parties.


e-Net, Inc.                            MVSI, Inc.


______________________                 ______________________________
(Signature)                            (Signature)


______________________                 ______________________________
(Name and Title)                       (Name and Title)

                                List of Attachments








Attachment A                          Ordered T-2000 Software and Authorized
                                      Location(s)

                                 ATTACHMENT A


                       ORDERED T-2000 SOFTWARE AND LOCATION(S)


Customer Name and Ship-To Address(es):________________________________________

______________________________________________________________________________

______________________________________________________________________________


Licensed Software Delivered___________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________


Physical Location of Licensed Software-(must include address and room number/location description):_________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

____________________________________________

                               SOFTWARE LICENSE AGREEMENT

Between e-Net, Inc. ("e-Net"), a Delaware corporation with principal offices at 12800 Middlebrook Rd., Germantown, MD 20874, and MVSI, Inc. ("Licensee"), a Delaware corporation with a principal place of business at 8133 Leesburg Pike, Vienna, Va,

WHEREAS, e-Net is the owner of a product called INTELLI-SERIES SOFTWARE, and

WHEREAS, Licensee wishes to acquire INTELLI-SERIES SOFTWARE for its end use and the end use of its affiliates,

NOW, THEREFORE, in order to establish the terms and conditions under which this license is issued in exchange of the mutual covenants and premises hereinbelow, the parties agree as follows:

1.0    LICENSE

1.1 License Rights. Subject to the terms and conditions set forth herein, e-Net hereby grants to Licensee, and Licensee accepts, a non-transferable and non-exclusive license to use INTELLI-SERIES SOFTWARE for the following purpose:

1.1.2 Internal Use. Licensee shall have the right to use INTELLI-SERIES SOFTWARE for its internal operations, subject to the limitation that INTELLI-SERIES SOFTWARE shall be retained in the locations listed in Attachment A.

1.2 Restrictions on Use. All use by Licensee of INTELLI-SERIES SOFTWARE is restricted as follows:

(a) The use of the INTELLI-SERIES SOFTWARE is limited to unmodified end-use in the locations listed in Attachment A.

(b) Licensee is strictly prohibited from reverse engineering, reverse compilation, or reverse assembly of INTELLI-SERIES SOFTWARE.

(d) Licensee is strictly prohibited from making a copy or copies of INTELLI-SERIES SOFTWARE; and

(e) Licensee is strictly prohibited from sublicensing or otherwise transferring T-2000 SOFTWARE.

1.3 Use of Names. Licensee shall not use the trademarks or trade names of e-Net.

1.4    Term.  This License shall be perpetual.

1.5 License and Support Fees. The license granted herein is fully paid. Initial installation shall be supported by e-Net at no additional costs. Any other service provided by e-Net, shall be at an additional fee in accordance with e-Net's then current standard rates.

2.0    OWNERSHIP AND PROPRIETARY RIGHTS

2.1 Ownership. All rights, title and interest to INTELLI-SERIES SOFTWARE shall at all times remain the exclusive property of e-Net. All applicable copyrights, trade secrets, patents and other intellectual property rights in INTELLI-SERIES SOFTWARE shall remain the exclusive property of e-Net. No title to INTELLI-SERIES SOFTWARE is transferred to Licensee. Licensee shall not remove the copyright, trademark and proprietary rights notices of e-Net, and shall prohibit any such removal by its officers, agents, employees, and contractors.

2.2 Proprietary Rights. Licensee acknowledges that INTELLI-SERIES SOFTWARE is proprietary and confidential and constitutes valuable trade secrets of e-Net. Licensee agrees to safeguard INTELLI-SERIES SOFTWARE with not less than the same degree of care as is exercised in connection with Licensee's own most proprietary and confidential materials.

All aspects of INTELLI-SERIES SOFTWARE, including without limitation, programs, methods of processing, specific design and structure of individual programs and their interaction and unique programming techniques employed therein, if any, shall remain the sole and exclusive property of e-Net, and shall not be used, sold, revealed, disclosed or otherwise communicated, directly or indirectly, by Licensee to any person, company, or institution other than as set forth herein.

3.0    INDEMNIFICATION

3.1 Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR TO ANY OTHER THIRD PARTY BASED ON CONTRACT, TORT OR OTHERWISE FOR LOSS OF REVENUES, LOST PROFITS, LOST SAVINGS, OR INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT, EXCEPT THAT LICENSEE MAY BE FOUND SO LIABLE TO E-NET FOR ANY DAMAGES ARISING OUT OF OR RELATING TO LICENSEE'S INTENTIONAL OR GROSSLY NEGLIGENT VIOLATION OF CLAUSES 1.1 or 1.2.

3.2 Indemnification by e-Net. e-Net shall indemnify, defend and hold Licensee harmless from any claims, damages or judgments, including all reasonable attorney's fees, directly or indirectly resulting from any claimed infringement or violation of any US copyright, US patent or other US intellectual property right with respect to INTELLI-SERIES SOFTWARE. e-Net shall have no liability for any such claims or liabilities based on use of: (i) any version, modification or adaptation of INTELLI-SERIES SOFTWARE, if such infringement would have been avoided by the use of a then current unaltered release of INTELLI-SERIES SOFTWARE; or
(ii) a combination of INTELLI-SERIES SOFTWARE with any product or data not included in INTELLI-SERIES SOFTWARE when delivered to Licensee by E-NET.

4.0    TERMINATION

4.1 Events Causing Termination. This Agreement may be terminated by e-Net if it determines that Licensee has material breached this Agreement. Either party may terminate this Agreement if the other party becomes insolvent or bankrupt or makes an assignment for the benefit of creditors.

4.2 Duties Upon Termination. Upon the termination or expiration of this Agreement for any cause, Licensee shall immediately cease using and begin to return all INTELLI-SERIES SOFTWARE licensed hereunder.


5.0    COMPLIANCE WITH LOCAL LAWS.

5.1 Compliance With Local Laws. Licensee shall be exclusively responsible at its own expense for compliance with all local laws relating to INTELLI-SERIES SOFTWARE and the use thereof hereunder by Licensee.


6.0    GENERAL

6.1 Force Majeure. Neither party shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting directly or indirectly by reason of fire, flood, earthquake, explosion or other casualty, strikes or labor disputes, inability to obtain supplies or power, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any Government agency, or any other act or condition whatsoever beyond the reasonable control of the affected party.

6.2 Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, Fairfax County, Virginia being the venue for all disputes, except for Federal jurisdiction disputes, the venue for which shall be the Eastern District of Virginia.

6.3 Dispute Resolution. If either party wishes to commence litigation, then either before or promptly after doing so, that party shall notify the other party in writing by

Federal Express or facsimile transmission of a request for meeting. The request shall contain a description of the problem. Within fourteen (14) days of receipt of the letter requesting the meeting, the parties shall meet at a mutually convenient location in Fairfax County, Virginia. The meeting shall be attended by an executive of each e-Net having the authority to resolve the problem. Each party may bring technical staff or other representatives having information bearing on the problem; however, neither party may bring an attorney or be represented in the meeting by an executive who is an attorney unless agreed in advance in writing by the other party.

6.4 Notice. Any notice required to be given by either party to the other shall be deemed given ten (10) days after being deposited in the postal system in registered or certified form with return receipt requested, postage paid, addressed to the notified party at the address set forth above. Either party may change the address to which notice is sent by written notice to either party.

6.5 Assignment. A party may not assign this agreement or any portion thereof without the approval of the other party, which shall not be unreasonably withheld.

6.6 Amendment; Waiver. Any provision of this Agreement may only be amended or waived if such amendment or waiver is in writing; and, if an amendment, executed by all parties hereto and, if a waiver, executed by the party which is waiving the term, condition or right.

6.7 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine, or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

6.9 Headings. The headings of the various sections of this Agreement have been inserted for ease of reference only and shall be deemed not to be part of this Agreement.

MADE AND ENTERED INTO this _______ day of ___________________ , 199_, by the undersigned authorized representatives of the parties.

e-Net, Inc.                         MVSI, Inc.




_____________________________       __________________________________
(Signature)                         (Signature)

                             ATTACHMENT A

               ORDERED INTELLI-SERIES SOFTWARE AND LOCATION(S)



Customer Name and Ship-To Address(es):________________________________________

______________________________________________________________________________

______________________________________________________________________________




Licensed Software Delivered__________________________________________________

______________________________________________________________________________

_____________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________



Physical Location of Licensed Software-(must include address and room number/location description):_________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

___________________________________



                                   6